UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2003

METRO ONE TELECOMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Oregon	0-27024	93-0995165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11200 Murray Scholls Place, Beaverton, Oregon	97007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:        (503) 643-9500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.      Financial Statements and Exhibits.

  (c)         Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release, dated July 25, 2003

Item 9.      Regulation FD Disclosure.

The information contained in this Item 9 of this Current Report on Form 8-K of Metro One Telecommunications, Inc. is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with the guidance provided by the Securities and Exchange Commission  under release No. 34-47583.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Metro One Telecommunications, Inc., dated July 25, 2003, reporting the financial results of Metro One Telecommunications, Inc. for the quarter ended June 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 25, 2003

Metro One Telecommunications, Inc.

By:	/s/ Timothy A. Timmins
Timothy A. Timmins
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 25, 2003